Exhibit 10(q)

June 15, 2011

WD-40 COMPANY

1061 Cudahy Place

San Diego, CA 92110

Re:	Amendment to Note Purchase and Private Shelf Agreement dated October 18, 2001

Ladies and Gentlemen:

Reference is made to the Note Purchase and Private Shelf Agreement (as amended, the “Agreement”) dated October 18, 2001 by and between WD-40 Company (the “Company”) and each of the undersigned (the “Purchasers”). Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Pursuant to the request of the Company and paragraph 11C of the Agreement, the Purchasers and the Company agree that the Agreement shall be amended as follows:

1.	Clause (i) of paragraph 5J is amended and restated in its entirety as follows:

“Within 10 days of its becoming a Subsidiary of the Company, the Company will and will cause each future Domestic Subsidiary to execute and deliver to the holders from time to time of Notes (a) an appropriate joinder to the Multiparty Guaranty, the Security Agreement and, if applicable, to the Patent Security Agreement, the Trademark Security Agreement, and/or the Pledge Agreement, (b) a Joinder Agreement (Affiliate Guarantor) (as defined in the Intercreditor Agreement) and (c) such other agreements, mortgages, financing statements, landlord/mortgagee waivers and other documents and opinions of counsel, all of the foregoing in form and substance reasonably acceptable to the Required Holders. Notwithstanding the foregoing or anything in the Agreement to the contrary, (y) WD-40 Direct LLC shall not be required to execute joinders to the Multiparty Guaranty, the Security Agreement or, as might be applicable, the Patent Security Agreement, the Trademark Security Agreement or the Pledge Agreement, or a Joinder Agreement (Affiliate Guarantor) (as defined in the Intercreditor Agreement) until such time, if any, as it has material assets and engages in business; and (z) HPD Properties, L.L.C. shall execute a counterpart to the Multiparty Guaranty pursuant to Section 13 thereof but shall not be required to execute a joinder to the Security Agreement or, as might be applicable, the Patent Security Agreement, the Trademark Security Agreement or the Pledge Agreement, or a Joinder Agreement (Affiliate Guarantor) (as defined in the Intercreditor Agreement).

WD-40 COMPANY

June 15, 2011

2.	Clause (i) of paragraph 6B is amended and restated in its entirety as follows:

“(i) the aggregate amount of Restricted Payments of the Company and its Subsidiaries declared or made during the period commencing on February 28, 2011, through the date on which all of the Notes have been fully paid shall not exceed $65,000,000;”.

3.	Paragraph 6C(7) is amended and restated in its entirety as follows:

“6C(7). Restrictions on Subsidiaries. Enter into any contract, agreement or business arrangement that restricts or limits in any manner, or incur or permit to exist any restriction (other than customary restrictions imposed by corporate law or customary contractual non-assignment provisions ) on, any Subsidiary’s ability to (a) make ratable distributions on or with respect to its equity securities to the Company or any other Subsidiary according to their respective holdings of the type of equity securities in respect of which such distribution is being made, (b) repay obligations to the Company or any other Subsidiary, except for restrictions on transfers by the Company or Subsidiaries to Subsidiaries that are not Guarantors (inclusive of HPD Properties, L.L.C.) or (c) transfer property to the Company or any other Subsidiary (other than such restrictions or limitations on such property transfers imposed pursuant to Liens permitted by paragraph 6C(1) hereof and restrictions on transfers by the Company or Subsidiaries to Subsidiaries that are not Guarantors (inclusive of HPD Properties, L.L.C.)); and”

4.	Paragraph 6G is amended and restated in its entirety as follows:

“6G. Credit Agreement Modifications. The Company will not: (i) with the exception of modifications which add or delete banks or other financial institutions as lenders thereunder, modify the Credit Agreement, or any other agreement which is the subject of the Intercreditor Agreement without first notifying Prudential in writing regarding such proposed modification and providing Prudential with a copy of all documentation in connection with such proposed modification; and (ii) without obtaining the written consent of the Required Holders of the Notes, permit any of the provisions set forth in the Credit Agreement, or in any other agreement to which the Company or any of its Subsidiaries is now or in the future may become a party related to the Company’s or any of its Subsidiaries’ incurrence, assumption or creation of Debt, to be more restrictive than the provisions set forth in this Agreement, except Debt permitted pursuant to 6J(g) of this Agreement.”

WD-40 COMPANY

June 15, 2011

5.	Clause (g) of paragraph 6J is amended and restated in its entirety as follows:

“(g) Debt of the Company and the Subsidiaries party to the Multiparty Guaranty in connection with a bank credit agreement entered into in June, 2011, subject to the aggregate principal amount outstanding thereunder at no time exceeding $75,000,000 and subject further to the requirement that the Company shall not permit any borrowing under said credit agreement by any Subsidiary; and”.

5.	Clause 6H is amended and restated in its entirety as follows:

“6H. Subsidiary Debt. None of the Company’s Subsidiaries shall create, incur, assume, guarantee or otherwise be or become directly or indirectly liable with respect to any Debt, except (a) Debt under the Multiparty Guaranty, (b) Debt to the Banks under guaranties of the obligations under the Credit Agreement, (c) Debt of a Subsidiary to a U.K.-based bank in an aggregate amount not to exceed $1,000,000, (d) other Debt not to exceed $250,000 in the aggregate for all of the Company’s Subsidiaries at any time outstanding, and (e) Debt permitted pursuant to 6J(g) of this Agreement.”

Purchasers hereby waive, with respect to the following matters, the existence of a Default or Event of Default, as the case may be, and Purchasers hereby waive the following specific requirements of the Agreement:

(i) the requirement, pursuant to clause (ii) of paragraph 5J of the Agreement, of HPD Laboratories, Inc. to provide a pledge of the membership interest of HPD Properties, L.L.C.;

(ii) the requirement, pursuant to paragraph 5J of the Agreement, of the Company (a) to cause WD-40 Direct LLC to execute joinder agreements as provided for in clause (i) of said paragraph 5J, and (b) to provide a pledge of the membership interest of WD-40 Direct LLC pursuant to clause (ii) of said paragraph 5J; and

(iii) the requirement, pursuant to clause (ii) of paragraph 5J of the Agreement, of the Company to provide a pledge of 65% of capital stock or other equity interests in Shanghai Wu Di Trading Co. Ltd., the Company’s Wholly Foreign Owned Enterprise established under the laws of the Peoples Republic of China.

Except to the extent waived herein, Company represents and warrants that no Default or Event of Default has occurred and is continuing. Company further represents and warrants that the bank credit agreement to be entered into in June, 2011 permitted by the terms set forth in amended clause (g) of paragraph 6J hereinabove will not require WD-40 Direct, LLC to become a guarantor thereof except on the same terms as is set forth in amended clause (i) of paragraph 5J hereinabove, and that said credit agreement will not require a pledge of equity securities of any of the Company’s Subsidiaries as security thereunder.

WD-40 COMPANY

June 15, 2011

The foregoing consent is subject to Company and each of the Guarantors executing the enclosed counterpart of this letter and returning it to the Purchasers.

Sincerely,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Mathew Douglass
Its:	Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Mathew Douglass
Its:	Vice President

GOLDEN AMERICAN LIFE INSURANCE COMPANY
By:	Prudential Private Placement
Investors, L.P., Investment Advisor
By:	Prudential Private Placement Investors, Inc., its General Partner

By:	/s/ Mathew Douglass
Its:	Vice President

WD-40 COMPANY

June 15, 2011

Agreed:

WD-40 COMPANY

By:	/s/ Jay W. Rembolt
Its:	Chief Financial Officer

The foregoing is consented to by the undersigned
Guarantors:

WD-40 MANUFACTURING COMPANY

By:	/s/ Jay W. Rembolt
Its:	Chief Financial Officer

HPD HOLDINGS CORP.

By:	/s/ Jay W. Rembolt
Its:	Chief Financial Officer

HPD LABORATORIES, INC.

By:	/s/ Jay W. Rembolt
Its:	Chief Financial Officer

HPD PROPERTIES, L.L.C.,
a Delaware limited liability company

By:	HPD LABORATORIES, INC.,
a Delaware corporation,
its Sole Member

	By:	/s/ Jay W. Rembolt
	Its:	Chief Financial Officer